SOURCE: EcoSmart Surface & Coating Technologies

FOR IMMEDIATE RELEASE: February 1, 2017 9:00 am EST

Production Operations Readying for Promising New Nanotech Materials Venture

LAKE PARK, FL - (PRWEB – Feb. 1, 2017) – After a several months of planning, EcoSmart Surface & Coating Technologies (EcoSmart) (OTC: FIND) has announced that an aggressive push is now underway towards the start of production operations for a new nanotech materials venture, Advanced Nanofibers, LLC (“Advanced”), an approximate 24% minority stake of which is held by EcoSmart. Advanced is a private collaboration of several technology firms aimed at broadly commercializing the use of nanoparticle-enhanced nanofibers in industrial and consumer products worldwide. The current initiative involves preparation for a joint manufacturing process in which EcoSmart is and will be working closely with the venture arm of a Fortune 100 company, among others, to produce custom, made-to-order, industrial materials based on a blend of polymeric nanofibers and microfibers infused with application-specific nanoparticles. Use of these materials in finished goods has been projected for many years as likely to eventually re-shape a wide variety of business segments, including cement, plastics, textiles, filtration and insulation. Concurrent with its readying of production operations, and with a near-term focus on the U.S. domestic cement industry, Advanced has also recently begun aggressively pursuing sales opportunities in this multi-billion dollar vertical market. While unforeseen events in equipment transport, installation and testing may result in delays, production is currently expected to commence at a Greenville, SC manufacturing facility during the latter half of Q2 2017.

The recent determination to move forward with production was the result of several contributing factors, including the completion of an initial, preliminary round financing for Advanced, the resolution of certain logistical challenges, and the receipt of very positive key nanofiber/particle-enhanced concrete performance test results from a highly-regarded ASTM testing firm serving the U.S. cement industry.

EcoSmart management views Advanced’s platform technological contributions as centering on:

  disruptive technological advances in the custom molecular bonding of nanofibers to application-specific nanoparticles cost-efficient production capabilities at scale, and
  materials characteristics that render them safe by industry standards in terms of their production, handling and use

Advanced’s nanoparticle bonded nanofibers are viewed by EcoSmart management as marking a new age in polymeric-based advanced composites. Based on their composition, Advanced is able to produce these materials in a virtually limitless array of industrial application-specific varieties, to be used either alone or in conjunction with other fibers and materials, making nanoparticle bonded nanofibers an ideal host for a variety of advanced composites. Although a number of variables are involved, all of which have a degree of unpredictability, it is believed by EcoSmart management that the minority interest acquired by it in Advanced may position it favorably in the forefront of what is expected to be a rapidly developing market for these cutting-edge nanofiber materials and one with promising economic potential, both near- and long-term.

A leading technology developer in the smart surface solutions space, EcoSmart became the holder in early September 2016 of what is currently a 23.88% founding equity stake in Advanced, making it an unconsolidated investee. EcoSmart’s interest was acquired in exchange for a nominal cash investment made directly into Advanced, together with a commitment on the part of EcoSmart to participate in a variety of ways in establishing and advancing the new firm’s strategic initiatives. Advanced was otherwise originally capitalized with nominal cash contributions by the other two technological collaborators in the venture, Nanotech Fibers LLC and EnVont, LLC, both limited liability companies expected to be similarly instrumental in the development of the firm. Nanotech Fibers is a recently organized, closely-held, private enterprise engaged in various strategic pursuits within and surrounding the nanotech materials industrial sector. EnVont is a Florida based developer and marketer of proprietary nanotechnology-based materials and coatings focused on protective thin films, smart coatings and multi-functional particles. Advanced has since been more substantially capitalized by a private investor.

Commenting on the formation of Advanced, the unfolding production and joint manufacturing relationship with the other participants, and the most recent testing results, Steven Malone, EcoSmart’s President and Chief Executive Officer, who also serves as a Manager of Advanced, had this to say: “Through a series of unanticipated developments arising out of, but essentially unrelated to, our core coatings business, an opportunity recently presented itself for us to become very meaningfully involved in an area of technology and its related markets that was not only intriguing, but extraordinary, really, by any business metric. And although the circumstances surrounding our involvement dictated that we had no choice but to move very rapidly in order to seize on this opportunity, we did so as aggressively as necessary, but in a way that, very much by design, both maximized our potential return on investment, on the one hand, and minimized our economic risk, on the other. For all of it, and although only time will tell, I believe that the significant minority position we’ve acquired in this new venture will come to represent an outstanding allocation of shareholder capital and one of our most prized and valuable assets. And with the recent testing results that have come in on Advanced’s Nano Admix in concrete, coupled with the developments surrounding Advanced’s production and sales, what was only very recently a range of interesting, long-term possibilities is rapidly materializing into a range of promising, near-term realities.”

About EcoSmart Surface & Coating Technologies (Findex.com, Inc.)

Headquartered in Lake Park, Florida, the Company is a developer, manufacturer, and marketer of a proprietary line of specialty industrial glass-based smart surface coatings materials that have a broad range of industrial, commercial, and consumer applications. The Company’s line of products center on a U.S. patented technology that, either on its own or when coupled with any of an array of available proprietary formula additives, offers a unique combination of beneficial surface properties that allow for a broad array of multi-surface and end-product applications. Among others, such applications include:

  Heavy machinery, equipment and infrastructure throughout each of the construction, oil and gas, and mining industries
  Marine industry, vessels and infrastructure
  Industrial HVAC equipment, commercial refrigeration systems, and power generators
  Hardscapes

For more information please visit http://www.ecosmartsurfaces.com

Forward-Looking Statements

The statements in this press release constitute forward-looking statements within the meaning of federal securities laws. Such statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, such forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Potential risks and uncertainties include, but are not limited to, long-term product performance, competitive technological advancements, the strength of domestic and international patent and other intellectual property rights held by us and others, market adoption rates, managing production and freight costs, and our ability to secure required capital to execute on our business plan and opportunities. We do not take any obligation to update any forward-looking statement to reflect events or developments after a forward-looking statement was made.

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Contact Information

EcoSmart Surface and Coatings Technologies
Investor Relations: Steven Malone (561) 328-6488 or info@ecosmartsurfaces.com